UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On February 5, 2026, Kodiak Gas Services, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Signing 8-K”) with the Securities and Exchange Commission to report under Item 2.01 thereof the execution by the Company of a Membership Interest Purchase Agreement, dated as of February 5, 2026 (the “Purchase Agreement”), by and among the Company and Kodiak Gas Services, LLC, an indirect, wholly owned subsidiary of the Company (the “Buyer”), Mustang PRS, LLC (“Mustang”), Louisiana Machinery Company, L.L.C. (“LMC” and, together with Mustang, each a “Seller” and collectively, the “Sellers”) and Distributed Power Solutions, LLC, a Texas limited liability company (“DPS”), pursuant to which the Buyer agreed to purchase all of the issued and outstanding membership interests in DPS from the Sellers (such transaction, the “Acquisition”).

We are filing this Current Report on Form 8-K (this “Current Report”) prior to the closing of the Acquisition in connection with the Notes Offering (as defined and described below) to include (i) the historical financial statements of DPS as of and for the year ended December 31, 2025, and (ii) our unaudited pro forma combined financial information giving effect to the Acquisition.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and DPS would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Completion of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions as set forth in the Purchase Agreement, including, among others, the absence of legal restraints preventing the consummation of the Acquisition; the accuracy of the representations and warranties contained in the Purchase Agreement (subject to certain qualifications); and the performance by the parties of their respective obligations under the Purchase Agreement in all material respects. No assurance can be given that the Acquisition will be completed on the timeline currently contemplated or at all.

Item 2.02.	Results of Operations and Financial Condition.

This Current Report provides (i) pro forma statement of operations of Kodiak for the year ended December 31, 2025, giving effect to the Acquisition as if such transaction had been consummated on January 1, 2025 and (ii) a pro forma balance sheet of Kodiak as of December 31, 2025, giving effect to the Acquisition as if such transaction had been consummated on December 31, 2025, as each such pro forma financial statement is described in Item 8.01 below and which are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On March 11, 2026, Kodiak issued a press release announcing the commencement of a private offering (the “Notes Offering”) by its subsidiary Kodiak Gas Services, LLC (the “Issuer”) of $750.0 million aggregate principal amount of its senior unsecured notes due 2031 (the “Notes”). The Notes are being offered only to persons who are either reasonably believed to be “qualified institutional buyers” under Rule 144A or who are non-“U.S. persons” under Regulation S as defined under applicable securities laws.

The Issuer intends to use the net proceeds from the offering (together with cash and amounts available under the Issuer’s revolving asset-based loan credit facility (the “ABL Facility”)) to redeem all the Issuer’s outstanding 7.25% Senior Notes due 2029 at a redemption price equal to 103.625% of the $750,000,000 aggregate principal amount, plus accrued and unpaid interest, if any. The Issuer expects to use amounts available under the ABL Facility to fund the Acquisition. The Notes Offering is not conditioned on the consummation of the Acquisition, which, if consummated, will occur subsequent to the closing of the Notes Offering. This Current Report does not constitute a notice of repayment of any outstanding indebtedness of Kodiak or its subsidiaries.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated in this Item 8.01 by reference.

Neither this Current Report nor the press release constitute an offer to sell, or the solicitation of an offer to buy, the Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Financial Information

By reference to this Current Report, Kodiak has incorporated by reference into an offering memorandum for the Notes Offering (i) the audited financial statements of DPS as of and for the year ended December 31, 2025 and (ii) the unaudited pro forma condensed combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, giving effect to the Acquisition. The pro forma financial statements are being provided for purposes of the Notes Offering but do not give effect to the Notes Offering.

DPS Financial Statements

The audited financial statements of DPS as of and for the year ended December 31, 2025 are filed with this Current Report as Exhibit 99.2 and incorporated herein.

Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 are filed with this Current Report as Exhibit 99.3 and incorporated herein.

The information contained in Item 7.01 of this Current Report and in Exhibits 99.1, 99.2 and 99.3 hereto is being furnished and shall not be deemed to be “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated into any registration statement or other filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Forward-Looking Statements

This Current Report contains “forward-looking statements” and information based on the current beliefs of the Company. Forward-looking statements in this communication are identifiable by the use of the following words, the negative of such words, and other similar words: “anticipates”, “assumes”, “believes”, “could”, “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will” and “would.” Important factors that could cause actual results to differ from those indicated in the forward-looking statements in this communication include, but are not limited to: (i) the completion of the Acquisition on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms; (ii) the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Acquisition, including the possibility that any of the anticipated benefits of the Acquisition will not be realized or will not be realized within the expected time period; (iii) the ability of the Company to integrate its business with DPS’s business successfully and to achieve anticipated synergies and value creation; (iv) the risk that disruptions from the Acquisition will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; (v) potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Acquisition; (vi) potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Acquisition that could affect the Company’s financial performance and operating results; (vii) certain restrictions during the pendency of the Acquisition that may impact the Company’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; (viii) legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting the Company; (ix) dilution caused by the Company’s issuance of additional shares of Common Stock in connection with the Acquisition; (x) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the Company’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company’s industry; (xii) changes in the distributed power industry, including sustained decreases in the supply of power generators, demand for electricity and distributed power; (xiii) the competitive nature of distributed power services industry in which the DPS and the Company will conduct its business; (xiv) the impact of adverse weather conditions; (xv) the level of, and obligations associated with, the Company’s indebtedness; (xvi) acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Company, and other political or security disturbances; (xvii) the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; and (xviii) other risk factors and additional information.

The Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which is available on the Investor Relations page of the Company’s website at https://ir.kodiakgas.com// and on the website of the SEC at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated March 11, 2026

99.2	Distributed Power Solutions, LLC Audited Financial Statements as of and for the year ended December 31, 2025.

99.3	Kodiak Gas Services, Inc. Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2025 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2026	Kodiak Gas Services, Inc.

	By:	/s/ Jennifer Howard
Jennifer Howard
Executive Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

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